                                                  EXECUTION  COPY




                         AMENDMENT NO. 1
                    Dated as of June 13, 1994

                               to

              AMENDED AND RESTATED CREDIT AGREEMENT
                  Dated as of December 14, 1993



          Sequa Corporation, a Delaware corporation (the "Borrower"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents (the "Managing Agents"), Bank of America National Trust and Savings Association, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereto (the "Banks") agree as follows:

          SECTION 1. Credit Agreement. Reference is made to the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of December 14, 1993, among the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 1 is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 2. Amendments.  Upon and after the Effective
Date (as defined in Section 4 hereof), the Credit Agreement shall be amended as follows:

          (a) Section 4.13(c) of the Credit Agreement is amended by deleting from the text thereof the parenthetical phrase at the end thereof.

          (b) Section 4.13(d) of the Credit Agreement is amended in its entirety to read as follows:

               (d) Make any Acquisition, provided that, so long as no Default exists at the time such Acquisition is effected, both before and after giving effect to such Acquisition, this Section 4.13(d) shall not apply to (i) any Permitted Acquisition and (ii) any Acquisition so long as the purchase price of the assets acquired in such Acquisition, in the aggregate with the purchase price of all

#30075634.5

     Acquisitions effected pursuant to this clause (ii) during the period from the Effective Date to the date of determination, does not exceed $10,000,000.

          (c) Section 10.01 of the Credit Agreement is amended by adding a definition of "Acquisition" and a definition of "Permitted Acquisition" in the correct alphabetical order as follows:

               "'Acquisition, means the acquisition of all or substantially all of the stock of any corporation or the partnership or other ownership interests in, or all or substantially all of the assets of, a corporation, partnership or other similar entity or division thereof."

               "'Permitted Acquisition' means (i) the acquisition of certain assets by the Borrower on or before December 31, 1994, as described in the Borrower's letter to the Administrative Agent dated June 2, 1994, provided that the purchase price for such assets does not exceed the aggregate amount set forth in such letter and (ii) each other Acquisition which has been specifically consented to in writing by the Required Banks from time to time."

          Section 3. Representations and Warranties. Each of the Borrower and each Guarantor (as defined after giving effect to this Amendment No. 1) has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms Amendment No. 1 and the Credit Agreement as amended by Amendment No. 1. Amendment No. 1 has been duly executed and delivered by the Borrower and each such Guarantor and is a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Borrower and such Guarantors of Amendment No. 1 and the Credit Agreement as amended by Amendment No. 1 do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any subsidiary or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Contracts, would have a Materially Adverse Effect upon the Borrower or any Subsidiary, or (ii) any Applicable Law.

#30075634.5                   -2-

          SECTION 4.  Effective Date; Conditions to
Effectiveness. This Amendment No. 1 shall become effective on the first day (the "Effective Date") on which this Amendment No.
1 shall have been duly executed and delivered by the Borrower, the Guarantors and the Required Banks.

          SECTION 5. Governing Law. This Amendment No. 1 shall be construed in accordance with and governed by the substantive law of the State of New York.

          SECTION 6. Headings.  Section headings in this
Amendment No. 1 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

          SECTION 7. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.


                  (Next page is signature page)






















#30075634.5                     -3-

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                         SEQUA CORPORATION



                         By.
                         Name:
                         Title:


                         CASCO INVESTORS CORPORATION



                         By.
                         Name:
                         Title:


                         CHROMALLOY AMERICAN CORPORATION



                         By
                         Name:
                         Title:


                         CHROMALLOY GAS TURBINE CORPORATION



                         By
                         Name:
                         Title:


                         SEQUA CHEMICALS, INC.



                         By
                         Name:
                         Title:




#30075634.5                       -4-

                         CASCO PRODUCTS CORPORATION



                         By
                         Name:
                         Title:


                         SEQUA FINANCIAL CORPORATION



                         By
                         Name:
                         Title:


                         KOLLSMAN MANUFACTURING COMPANY, INC.



                         By
                         Name:
                         Title:


                         NORTHERN TECHNOLOGIES, INC.



                         By
                         Name:
                         Title:


                         GLENROCK CAN SYSTEMS, INC.



                         By
                         Name:
                         Title:


                         NORTHERN CAN SYSTEMS, INC.



                         By
                         Name:
                         Title:

                         NORTHERN CAN SYSTEMS OF WISCONSIN, INC.



                         By
                         Name:
                         Title:


                         THE BANK OF NEW YORK, as Administrative
                         Agent, as a Managing Agent and as a Bank



                         By
                         Name:
                         Title:


                         THE BANK OF NOVA SCOTIA, as a Managing
                         Agent and as a Bank



                         By
                         Name:
                         Title:


                         CHEMICAL BANK, as a Managing Agent and
                         as a Bank



                         By
                         Name:
                         Title:


                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as a Co-Agent and
                         as a Bank



                         By
                         Name:
                         Title:



#30075634.5                       -6-

                         CHASE MANHATTAN BANK, N.A., as a C-Agent and as a Bank



                         By
                         Name:
                         Title:


                         THE NIPPON CREDIT BANK, LTD., as a
                         Co-Agent and as a Bank



                         By
                         Name:
                         Title:


                         BANK BRUSSELS LAMBERT



                         By
                         Name:
                         Title:




















#30075634.5                     -7-

                                                  EXECUTION  COPY



                         AMENDMENT NO. 2
                  Dated as of December 14, 1994

                               to

              AMENDED AND RESTATED CREDIT AGREEMENT
                  Dated as of December 14, 1993



          Sequa Corporation, a Delaware corporation (the "Borrower"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents (the "Managing Agents"), Bank of America National Trust and Savings Association, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereto (the "Banks") agree as follows:

          SECTION 1. Credit Agreement. Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993, among the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks, as amended by Amendment No. 1, dated as of June 13, 1994 (as so amended, the "Credit Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 2 is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 2. Amendments.  Upon and after the Effective
Date (as defined in Section 4 hereof), the Credit Agreement shall be amended as follows:

(a)   Section 4.04 is amended by

     (i)  deleting the word "or" from the last line of clause
(vii) thereof;

     (ii) replacing the period at the end of clause (viii) thereof with a comma followed immediately by the word "or"; and

     (iii) adding a new clause (ix) thereto, which clause (ix) shall read in its entirety as follows:

              11(ix)  a Guaranty by the Borrower of
Indebtedness of BAICO, provided that the aggregate principal amount of the Indebtedness of BAICO so guaranteed shall not exceed, at any time, $27,500,000.11;

and

          (b) Section 10.01 is amended by adding a definition of "BAICO" in the correct alphabetical order as follows:

               "'BAICO' means Bendix-Atlantic Inflator Company, a general partnership formed by the Atlantic Research
     Corporation, a Subsidiary of the Borrower and AlliedSignal
     Inc., a Delaware corporation."

          SECTION 3. Representations and Warranties. Each of the Borrower and each Guarantor (as defined after giving effect to this Amendment No. 2) has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms Amendment No. 2 and the Credit Agreement as amended by Amendment No. 2. Amendment No. 2 has been duly executed and delivered by the Borrower and each such Guarantor and is a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Borrower and such Guarantors of Amendment No. 2 and the Credit Agreement as amended by Amendment No. 2 do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any subsidiary or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Contracts, would have a Materially Adverse Effect upon the Borrower or any Subsidiary, or (ii) any Applicable Law.

          SECTION 4.  Effective Date: conditions to
Effectiveness. This Amendment No. 2 shall become effective on the first day (the "Effective Date") on which this Amendment No. 2 shall have been duly executed and delivered by the Borrower, the Guarantors and the Required Banks.

          SECTION 5. Governing Law. This Amendment No. 2 shall be construed in accordance with and governed by the substantive law of the State of New York.

#30088922.4                     -2-

           SECTION 6. Headings.  Section headings in this
Amendment No. 2 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

          SECTION 7. counterparts. This Amendment No. 2 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

                  [Next page is signature page]





























#30088922.4                    -3-

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                              SEQUA CORPORATION



                              By-------------------------
                              Name:
                              Title:


                              CASCO INVESTORS CORPORATION



                              By-------------------------
                              Name:
                              Title:


                              CHROMALLOY AMERICAN CORPORATION



                              By-------------------------
                              Name:
                              Title:


                              CHROMALLOY GAS TURBINE CORPORATION



                              By
                              Name:
                              Title:


                              SEQUA CHEMICALS, INC.



                              By-----------------------------
                              Name:
                              Title:

#30088922.5                       -4-

                              CASCO PRODUCTS CORPORATION



                              By----------------------------
                              Name:
                              Title:

                              SEQUA FINANCIAL CORPORATION



                              By----------------------------
                              Name:
                              Title:


                              KOLLSMAN MANUFACTURING COMPANY,
INC.



                              By----------------------------
                              Name:
                              Title:


                              NORTHERN TECHNOLOGIES, INC.

                              By----------------------------
                              Name:
                              Title:


                              GLENROCK CAN SYSTEMS, INC.



                              By----------------------------
                              Name:
                              Title:


                              NORTHERN CAN SYSTEMS, INC.



                              By----------------------------
                              Name:
                              Title:




#30088922.5                      --5-

                         NORTHERN CAN SYSTEMS OF WISCONSIN, INC.



                         By---------------------------------
                         Name:
                         Title:


                         THE BANK OF NEW YORK, as Administrative
                         Agent, as a Managing Agent and as a Bank



                         By---------------------------------
                         Name:
                         Title:


                         THE BANK OF NOVA SCOTIA, as a Managing
                         Agent and as a Bank



                         By---------------------------------
                         Name:
                         Title:


                         CHEMICAL BANK, as a Managing Agent and
                         as a Bank



                         By---------------------------------
                         Name:
                         Title:


                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS
                         ASSOCIATION, as a Co-Agent and as a Bank



                         By---------------------------------
                         Name:
                         Title:





#30088922.5                       -6-

                    CHASE MANHATTAN BANK, N.A., as a
                      Co-Agent and as a Bank



                    By---------------------------------
                    Name: Lawrence C. Shields
                    Title: Managing Director


                    THE NIPPON CREDIT BANK, LTD., as a
                      Co-Agent and as a Bank



                    By---------------------------------
                    Name:
                    Title:


                    BANK BRUSSELS LAMBERT



                    By---------------------------------
                    Name:
                    Title:























#30088922.5                     -7-

                    CHASE MANHATTAN BANK, N.A., as a
                     Co-Agent and as a Bank



                    By---------------------------------
                    Name:
                    Title:


                    THE NIPPON CREDIT BANK, LTD., as a
                      Co-Agent and as a Bank



                    By---------------------------------
                    Name:  James J. Pasquale
                    Tit]e: Senior Manager



                    BANK BRUSSELS LAMBERT



                    By---------------------------------
                    Name:
                    Title:

























#30088922.5

                    CHASE MANHATTAN BANK, N.A., as a
                      Co-Agent and as a Bank



                    By---------------------------------
                    Name:
                    Title:


                    THE NIPPON CREDIT BANK, LTD., as a
                      Co-Agent and as a Bank



                    By---------------------------------
                    Name:
                    Title:


                    BANK BRUSSELS LAMBERT   NY branch



                    By---------------------------------
                    Name:
                    Title:    EDGAR LORCH
                              SENIOR VICE PRESIDENT

                              Dominick H.J. Vangaever
                              Vice President
                              Credit Department


















#30088922.5

                                                  EXECUTION COPY



                   AMENDMENT NO. 3 AND WAIVER
                    Dated as of March 3, 1995

                               to

              AMENDED AND RESTATED CREDIT AGREEMENT
                  Dated as of December 14, 1993



          Sequa Corporation, a Delaware corporation (the "Borrower"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents (the "Managing Agents"), Bank of America National Trust and Savings Association, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereto (the "Banks") agree as follows:

          SECTION 1. credit Agreement. Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993, among the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks, as amended by Amendment No. 1, dated as of June 13, 1994, and Amendment No. 2, dated as of December 14, 1994 (as so amended, the "Credit Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 3 and Waiver, and except as expressly waived herein (which waiver shall be effective only in the specific instances and for the specific purposes provided herein), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 2. Amendment.  Upon and after the Effective
Date (as defined in Section 5 hereof), the Credit Agreement shall be amended as follows:

     (a)   Section 4.04 is amended by

     (i)  deleting the word "or" from the last line of clause
(viii) thereof;

     (ii) replacing the period at the end of clause (ix) thereof with the word "or" followed by a comma; and

     (iii)     adding a new clause (x) thereto, which clause (x)
shall read in its entirety as follows:
130092281.8

          "(x) a Guaranty by the Borrower of the Liabilities of Sequa Coatings Corporation, an Indiana corporation ("Sequa Coatings"), incurred under an operating lease of certain equipment with an appraised market value of approximately $30,000,000 located in one or more of the plants acquired by Sequa coatings pursuant to the Permitted Acquisition described in clause (i) of the definition thereof, Provided that such Guaranty and such operating lease shall each be effected pursuant to documentation in form and substance satisfactory to Required Banks and counsel to the Administrative Agent.";

                    (b)   Section 4.06(b) is amended by replacing
               the words
11 5,000,000 plus 50% of the cumulative consolidated Net Income for the period from January 1, 199411 therein with the words "(x) $9,746,000 plus (y) 50% of the cumulative Consolidated Net Income for the period from January 1, 1995";

                    (c)   Section 4.15 is amended by replacing
the figure "585,000,000" in clause (i) thereof with the figure
"565,000,000";

          (d) Section 4.16 is amended by replacing the table therein with the following:

                    Minimum Fixed Charge
"Date               Coverage   Ratio

December 31, 1994   1.70  to  1.00

March 31, 1995      1.70  to  1.00

June 30, 1995       1.70  to 1.00

September 30, 1995  1.80  to 1.00

December 31, 1995   2.00  to 1.00

March 31, 1996      2.25  to 1.00

June 30, 1996       2.25  to 1.00

Thereafter          2.50  to 1.00";

          (e) Section 4.18 is amended to read in its entirety as follows:

          "Section 4.18. Consolidated Total Debt/Consolidated
     Capitalization Ratio.  Permit the ratio of its Consolidated
     Total Debt to its Consolidated Capitalization at any time to be greater than .55 to 1.00.";

130092281.8                        -2-

           (f) Section 5.01(a) is amended by deleting the words "and Monthly Cash Flow Reports" from clause (i) thereof, inserting the word "and" after clause (ii) thereof, deleting in its entirety clause (iii) thereof, renumbering clause (iv) thereof as clause
(iii) and replacing the reference therein to clause (iii) with a reference to clause (ii); and

          (g) Section 10.01 is amended by restating the definition of "Permitted Acquisition" therein in its entirety as follows:

               "'Permitted Accruisition' means (i) the acquisition of certain assets by the Borrower (or a Subsidiary designated by the Borrower) as such acquisition is described in the Borrower's letter to the Administrative Agent dated June 2, 1994 or as such acquisition as therein described may be modified as set forth in the memorandum from Kenneth A. Drucker to the Banks dated March 1, 1995, Provided that the purchase price for such assets does not exceed the aggregate amount set forth in such letter or, if applicable, such amount as modified by such memorandum, and (ii) each other Acquisition which has been specifically consented to in writing by the Required Banks from time to time."

          SECTION 3. waiver.  Upon and after the Effective Date
(as defined in Section 5 hereof), the Banks shall waive:

          (a) Any Default arising prior to the Effective Date as a result of the Borrower's failure-to comply with Section 4.06 of the Credit Agreement to the extent that such Default arose solely from the declaration of or payment by the Borrower of dividends to holders of preferred stock in the amount of $4,746,622.50 in the aggregate for the period from the Agreement Date through December 31, 1994; and

          (b) Any Default arising as a result of the Borrower's failure to comply with Section 5.01(a) of the Credit Agreement to the extent that such Default arose solely from the Borrower's failure to delivery Monthly Cash Flow Reports required by such
Section 5.01(a).

          SECTION 4. Representations and Warranties. Each of the Borrower and each Guarantor (as defined after giving effect to this Amendment No. 3 and Waiver) has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms Amendment No. 3 and Waiver and the Credit Agreement as amended by Amendment No. 3 and Waiver. Amendment No. 3 and Waiver has been duly executed and delivered by the Borrower and each such Guarantor and is a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy,

130092281.8                    -3-
insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Borrower and such Guarantors of Amendment No. 3 and Waiver and the Credit Agreement as amended by Amendment No. 3 and Waiver do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Contracts, would have a Materially Adverse Effect upon the Borrower or any subsidiary, or (ii) any Applicable Law.

          SECTION 5. Effective Date; Conditions to Effectiveness.
This Amendment No. 3 and Waiver shall become effective on the first day (the "Effective Date") on which:

          (i) this Amendment No. 3 and Waiver shall have been duly executed and delivered by the Borrower, the Guarantors and the Required Banks; and

          (ii) the Borrower shall have paid all of the fees payable under Section 6 of this Amendment No. 3 and Waiver.

          SECTION 6. Amendment Fee. The Borrower hereby agrees to pay to the Administrative Agent for the pro rata account of the Banks, on or before the Amendment Effective Date, an amendment fee in an amount equal to 0.10% of the aggregate amount of the Banks' Commitments as at the Amendment Effective Date.

          SECTION 7. Governing Law.  This Amendment No. 3 and
Waiver shall be construed in accordance with and governed by the substantive law of the State of New York.

          SECTION 8. Readings. Section headings in this Amendment No. 3 and Waiver are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 3 and Waiver for any other purpose.

          SECTION 9. Counterparts. This Amendment No. 3 and Waiver may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

                (The next page is a signature page]

#30092281.8                    -4-

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 and Waiver, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                    SEQUA CORPORATION



                    By
                    Name:
                    Title


                    CASCO INVESTORS CORPORATION



                    By




                    CHROMALLOY AMERICAN CORPORATION



                    By
                    Name:
                    Title


                    CHROMALLOY GAS TURBINE CORPORATION



                    By
                    Name:
                    Title:


                    SEQUA CHEMICALS, INC.



                    By
                    Name:
                    Title:




#30092281.8                    -5-

                    CASCO PRODUCTS CORPORATION



                    By
                    Name:
                    Title:

                    SEQUA FINANCIAL CORPORATION



                    By
                    Name:
                    Title:

                    KOLLSMAN MANUFACTURING COMPANY, INC.



                    By
                    Name:
                    Title:

                    NORTHERN TECHNOLOGIES, INC.



                    By
                    Name:
                    Title:

                    GLENROCK CAN SYSTEMS, INC.



                    By
                    Name:
                    Title:

                    NORTHERN CAN SYSTEMS, INC.



                    By
                    Name:
                    Title:






#30092281.8                     -6-

                    NORTHERN CAN SYSTEMS OF WISCONSIN, INC.



                    By
                    Name:
                    Title:


                    THE BANK OF NEW YORK, as Administrative
                    Agent, as a Managing Agent and as a Bank



                    By
                    Name:
                    Title:


                    THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Bank



                    By
                    Name:
                    Title:


                    CHEMICAL BANK, as a Managing Agent and
                    as a Bank



                    By
                    Name:  PETER C. Eckstein
                    Title: Vice President


                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                    ASSOCIATION, as a Co-Agent and as a Bank



                    By
                    Name:
                    Title:






#30092281.8                       -7-

                    CHASE MANHATTAN BANK, N.A., as a Co-Agent and as a Bank



                    By
                    Name:
                    Title:


                    THE NIPPON CREDIT BANK, LTD., as a Co-Agent and as a Bank



                    By
                    Name:
                    Title:


                    BANK BRUSSELS LAMBERT, NEW YORK BRANCH



                    By
                    Name:  EDGAR LORCH
                    Title: Senior Vice President




                    By
                    Name:
                    Title:  Dominick H.J. Vangaever
                            Vice President
                            Credit Department








#30092281.8                       -8-